FLORENCE ROYALTY OBLIGATION	12 Months Ended
Dec. 31, 2024
Disclosure Of Florence Royalty Obligation [Abstract]
FLORENCE ROYALTY OBLIGATION [Text Block]

18. FLORENCE ROYALTY OBLIGATION

On January 15, 2024, Florence Holdings, an indirect wholly owned subsidiary of Taseko, entered into agreements with Taurus Mining Royalty Fund L.P. ("Taurus"), pursuant to which Florence Holdings received US$50 million from Taurus in exchange for a perpetual gross revenue royalty interest in certain real property, mining and other rights held by Florence. The basic royalty rate is 1.95% of the gross revenue from the sale of all copper from Florence Copper for the life of the mine. If the project completion of Florence Copper, as defined under the agreements, is reached after July 31, 2025, the royalty rate increases to 2.05%. Proceeds from the royalty transaction were contributed to Florence Copper and are available to fund the construction and development of the commercial production facility. The royalty constitutes a customary lien and encumbrance on Florence Copper's mineral and property rights, is registered as an interest in the Florence Copper mine and is unsecured.

Under the purchase agreement with Florence Holdings, Taurus has a put right to transfer the royalty back to Florence Holdings upon the occurrence of certain circumstances, including specific breaches of the transaction document or if project completion of Florence Copper has not occurred by the long stop completion date of January 31, 2027. If Taurus exercises this put right, Florence Holdings shall pay to Taurus an amount based on the net present value of the royalty or, if the put right is exercised due to project completion being delayed beyond the long stop completion date, the original purchase price paid by Taurus. As part of the transaction, Taseko, Curis and Florence Holdings provided an unsecured guarantee to Taurus for the obligations of Florence Copper.

For accounting purposes, the purchase agreement with Taurus is classified as a financial instrument and is recorded as a financial liability at amortized cost. The Company has identified embedded derivatives, which, as of December 31, 2024, had no estimated value. For the year ended December 31, 2024, the Company recorded an accretion and fair value adjustment on the royalty obligation of $12,993 in the statement of comprehensive income.

Proceeds from Florence royalty obligation	67,695
Deferred financing fees	(1,086)
Accretion and fair value adjustments on Florence royalty obligation (Note 9)	12,993
Unrealized foreign exchange loss	4,781
Florence royalty obligation as at December 31, 2024	84,383